Exhibit 32.1
Certification required by Rule 13a-14(a) or Rule 15d-14(b) and section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350

I, Tim Hunt, Chief Executive Officer of HuntMountain Resources Ltd., certify that:

1.           This quarterly report on Form 10-Q of HuntMountain Resources Ltd. fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in this quarterly report fairly presents, in all material respects, the financial condition and results of operations of HuntMountain Resources Ltd..

Date: August 14, 2008

/s/ Tim Hunt
Tim Hunt, Chairman, President & Chief Executive Officer